UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 29, 2016 (February 25, 2016)

Western Asset Mortgage Capital Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-35543	27-0298092
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

385 East Colorado Boulevard
Pasadena, California	91101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(626) 844-9400

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 25, 2016, Gavin James notified the board of directors (the “Board”) of Western Asset Mortgage Capital Corporation (the “Company”) of his decision retire from his positions as Chief Executive Officer and a Director of the Company, effective June 1, 2016.  The Board has appointed Jennifer Murphy to serve as Chief Executive Officer upon Mr. James’s departure and expects to nominate her as a candidate for election to the Board in connection with the publication of the Company’s 2016 proxy statement.

Jennifer W. Murphy, age 51, joined Western Asset Management Company, the Company’s external manager (“Western Asset”), in 2015 as Chief Operating Officer, responsible for the oversight of the firm’s finance, legal and compliance, technology, operations, risk, human resources and corporate communications functions.  Ms. Murphy has 30 years of experience in the investment management industry.  Prior to joining Western Asset, she served as Chief Administrative Officer at Legg Mason, Inc. and from 1986 to 2013, she held a number of senior positions at its equity investment affiliate, Legg Mason Capital Management, including her most recent role as Chief Executive Officer and President.  Ms. Murphy has an MBA in Finance from the Wharton School, University of Pennsylvania and a Bachelor of Arts degree in economics from Brown University.

There is no arrangement or understanding between Ms. Murphy and any other person pursuant to which she was appointed as an officer of the Company.  There are no family relationships between Ms. Murphy and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer.  There have been no transactions between Ms. Murphy and the Company which would be required to be reported pursuant to Item 404(a) of Regulation S-K.  Other than as described above, there is no material plan, contract, arrangement to which Ms. Murphy was a party or in which she participated in connection with her appointment as Chief Executive Officer.

Item 8.01              Other Events

On February 29, 2016, the Company issued a press release announcing the retirement of Gavin James as Chief Executive Officer and a Director of the Company and the appointment of Jennifer Murphy as the Company’s Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit
99.1	Press Release issued February 29, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ASSET MORTGAGE CAPITAL CORPORATION

By:	/s/ Adam C. E. Wright
	Name:	Adam C. E. Wright
	Title:	Assistant Secretary

Date:  February 29, 2016

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99.1	Press Release issued February 29, 2016.